Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions
11.	Related Party Transactions

At June 30, 2011, iPayment and its consolidated subsidiaries had a receivable of $0.4 million due from Investors that was included in iPayment's consolidated balance sheets within accounts receivable. Beginning in 2009, we have funded certain expenses of Investors. Our initial accounting was to treat this funding as an inter-company receivable. In August 2010, the board of directors of iPayment (the "Board") declared a $1.0 million dividend to Investors to cover operating costs. The dividend was required by Investors to cover certain operating and legal costs, including reimbursement to us of certain costs previously paid for by us on behalf of Investors. Subsequent to the dividend payment, Investors settled $1.0 million of the intercompany receivable outstanding at that time. In September 2011, iPayment declared another dividend in the amount of $0.4 million to Investors for other operating costs with which Investors subsequently settled $0.4 million of the outstanding intercompany receivable at that time. This amount was settled through an additional dividend to Investors, including reimbursement to us in full.

In November 2010, we entered into a sublease agreement with Fortis Payment Systems, LLC, an ISG owned by an iPayment employee, through Cambridge Acquisition Sub, LLC, a wholly owned subsidiary. The lease agreement extends through 2013, with an option of extending the contract through 2015. The lease agreement provides for minimum annual payments of $60,000 beginning November 2010 for three years.

In 2010, iPayment and the financial services firm Perella Weinberg Partners LP ("Perella Weinberg") entered into an engagement letter providing for Perella Weinberg to act as our financial advisor in connection with a potential change of control or similar transaction involving the Company. In March 2010, Adearo Holdings, LLC ("Adearo"), an entity majority owned and controlled by Mark Monaco, entered into a consulting agreement with Perella Weinberg. Mr. Monaco became Chief Financial Officer of iPayment in October 2010 and a member of the boards of directors of iPayment and Holdings following the Refinancing. When the Equity Redemption was consummated, we paid to Perella Weinberg a transaction fee of approximately $7.5 million pursuant to such engagement letter and, following such payment, Perella Weinberg made a payment of $1.0 million to Adearo pursuant to the consulting agreement described above.

10.	Related Party Transactions

In August 2010, the board of directors of iPayment declared a $1.0 million dividend to its ultimate parent company, Investors, to cover operating costs. The dividend was required by Investors to cover certain operating and legal costs, including reimbursement to us of certain costs previously paid for by the us on behalf of Investors. Subsequent to the dividend payment, Investors settled $1.0 million of the intercompany receivable outstanding at that time.

In November 2010, we entered into a sublease agreement with Fortis Payment Systems, LLC, an ISG owned by an iPayment employee, through Cambridge Acquisition Sub, LLC, a wholly owned subsidiary. The lease agreement extends through 2013, with an option of extending the contract through 2015. The lease agreement provides for minimum annual payments of $60,000 beginning November 2010 for three years.